SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

Stoneridge, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9400 East Market Street Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (330) 856-2443

ITEM 9.    Regulation FD Disclosure.

On November 14, 2002, each of Cloyd J. Abruzzo, Chief Executive Officer, and Kevin P. Bagby, Chief Financial Officer, of Stoneridge, Inc. (the “Company”) made certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ KEVIN P. BAGBY
Kevin P. Bagby Vice President and Chief Financial Officer (Principal Financial and Chief Accounting Officer)

DATED:    November 14, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Certification of the Principal Executive Officer, Cloyd J. Abruzzo, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of the Principal Financial Officer, Kevin P. Bagby, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

3